EXHIBIT 32.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      The following certification accompanies the issuer's Annual Report on
           Form 10-K and is not filed, as provided in Release 33-8212.
                         34-47551 dated March 21, 2003.


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                                  EXHIBIT 32.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of North Bay Bancorp for the year ended December 31, 2003, I, Terry L. Robinson, President and Chief Executive Officer of North Bay Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 that:

(1) such Annual Report on Form 10-K of North Bay Bancorp for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K of North Bay Bancorp for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of North Bay Bancorp.


Dated:  March 25, 2004

                                        /s/ Terry L. Robinson
                                        --------------------------------
                                        TERRY L. ROBINSON
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)